EXHIBIT 99.2

HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2005

Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases And Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Credit Reserves Analysis	8

Quarterly Net Charge-Off Analysis	9

Quarterly Non-Performing Assets and Past Due Loans and Leases	10

Quarterly Stock Summary, Capital, and Other Data	11

Quarterly Operating Lease Performance	12

Consolidated Year To Date Average Balance Sheets	13

Consolidated Year To Date Net Interest Margin Analysis	14

Selected Year To Date Income Statements	15

Year To Date Credit Reserves Analysis	16

Year To Date Net Charge-Off Analysis	17

Year To Date Operating Lease Performance	18

Note:
The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2005	2004		June ’05 vs ’04
(in thousands of dollars, except per share amounts)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$976,432	$877,320	$1,162,995	$(186,563)	(16.0)%
Federal funds sold and securities purchased under resale agreements	121,310	628,040	193,772	(72,462)	(37.4)
Interest bearing deposits in banks	22,758	22,398	24,009	(1,251)	(5.2)
Trading account securities	328,715	309,630	20,577	308,138	N.M.
Loans held for sale	395,053	223,469	314,262	80,791	25.7
Investment securities	3,849,955	4,238,945	4,991,439	(1,141,484)	(22.9)
Loans and leases (1)	24,567,148	23,560,277	21,775,669	2,791,479	12.8
Allowance for loan and lease losses	(254,784)	(271,211)	(286,935)	32,151	(11.2)

Net loans and leases	24,312,364	23,289,066	21,488,734	2,823,630	13.1

Operating lease assets	353,678	587,310	888,612	(534,934)	(60.2)
Bank owned life insurance	983,302	963,059	944,892	38,410	4.1
Premises and equipment	356,697	355,115	354,534	2,163	0.6
Goodwill and other intangible assets	217,576	215,807	216,215	1,361	0.6
Customers’ acceptance liability	7,509	11,299	6,613	896	13.5
Accrued income and other assets	1,063,625	844,039	814,552	249,073	30.6

Total Assets	$32,988,974	$32,565,497	$31,421,206	$1,567,768	5.0%

Liabilities and Shareholders’ Equity
Liabilities
Deposits (2)	$22,330,576	$20,768,161	$19,465,146	$2,865,430	14.7%
Short-term borrowings	1,266,535	1,207,233	1,130,830	135,705	12.0
Federal Home Loan Bank advances	903,864	1,271,088	1,270,455	(366,591)	(28.9)
Other long-term debt	3,034,154	4,016,004	4,557,373	(1,523,219)	(33.4)
Subordinated notes	1,046,283	1,039,793	1,011,506	34,777	3.4
Allowance for unfunded loan commitments and letters of credit	37,511	33,187	31,193	6,318	20.3
Bank acceptances outstanding	7,509	11,299	6,613	896	13.5
Deferred federal income tax liability	784,504	783,628	699,148	85,356	12.2
Accrued expenses and other liabilities	947,263	897,466	862,573	84,690	9.8

Total Liabilities	30,358,199	30,027,859	29,034,837	1,323,362	4.6

Shareholders’ equity
Preferred stock - authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock - without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 230,842,020; 231,605,281 and 229,475,821 shares, respectively.	2,487,981	2,484,204	2,482,069	5,912	0.2
Less 27,024,235; 26,260,974 and 28,390,434 treasury shares, respectively	(526,814)	(499,259)	(539,852)	13,038	(2.4)
Accumulated other comprehensive loss	(720)	(10,903)	(27,204)	26,484	(97.4)
Retained earnings	670,328	563,596	471,356	198,972	42.2

Total Shareholders’ Equity	2,630,775	2,537,638	2,386,369	244,406	10.2

Total Liabilities and Shareholders’ Equity	$32,988,974	$32,565,497	$31,421,206	$1,567,768	5.0%

N.M., not a meaningful value.

(1)	See page 2 for detail of loans and leases.

(2)	See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2005		2004				June ’05 vs ’04
(in thousands of dollars)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$4,883,354	19.6%	$4,660,141	19.3%	$4,270,282	18.8%	$613,072	14.4%
Construction	1,684,299	6.8	1,592,125	6.6	1,501,248	6.6	183,051	12.2
Commercial	1,899,518	7.6	1,881,835	7.8	1,959,684	8.6	(60,166)	(3.1)

Middle market commercial real estate	3,583,817	14.4	3,473,960	14.4	3,460,932	15.2	122,885	3.6

Small business commercial and industrial and commercial real estate	2,258,097	9.1	2,168,877	8.9	2,060,259	9.1	197,838	9.6

Total commercial	10,725,268	43.1	10,302,978	42.6	9,791,473	43.1	933,795	9.5

Consumer:
Automobile loans	2,045,771	8.2	1,948,667	8.1	1,814,644	8.0	231,127	12.7
Automobile leases	2,458,432	9.9	2,443,455	10.1	2,184,633	9.6	273,799	12.5
Home equity	4,683,577	18.8	4,554,540	18.9	4,255,576	18.8	428,001	10.1
Residential mortgage	4,152,203	16.7	3,829,234	15.9	3,283,779	14.5	868,424	26.4
Other loans	501,897	1.9	481,403	2.0	445,564	2.1	56,333	12.6

Total consumer	13,841,880	55.5	13,257,299	55.0	11,984,196	53.0	1,857,684	15.5

Total loans and direct financing leases	$24,567,148	98.6	$23,560,277	97.6	$21,775,669	96.1	$2,791,479	12.8

Operating lease assets	353,678	1.4	587,310	2.4	888,612	3.9	(534,934)	(60.2)

Total credit exposure	$24,920,826	100.0%	$24,147,587	100.0%	$22,664,281	100.0%	$2,256,545	10.0%

Total automobile exposure (1)	$4,857,881	19.5%	$4,979,432	20.6%	$4,887,889	21.6%	$(30,008)	(0.6)%

By Business Segment (2)
Regional Banking:
Central Ohio (3)	$6,593,763	26.5%	$6,293,471	26.1%	$5,663,749	25.0%	$930,014	16.4%
Northern Ohio	2,916,456	11.7	2,857,746	11.8	2,696,268	11.9	220,188	8.2
Southern Ohio / Kentucky	2,105,173	8.4	1,895,180	7.8	1,758,808	7.8	346,365	19.7
West Michigan	2,386,443	9.6	2,271,682	9.4	2,216,170	9.8	170,273	7.7
East Michigan	1,495,978	6.0	1,430,169	5.9	1,359,098	6.0	136,880	10.1
West Virginia	918,620	3.7	882,016	3.7	812,929	3.6	105,691	13.0
Indiana	1,045,960	4.2	961,700	4.0	811,431	3.6	234,529	28.9

Regional Banking	17,462,393	70.1	16,591,964	68.7	15,318,453	67.7	2,143,940	14.0
Dealer Sales (4)	5,761,333	23.1	5,920,256	24.5	5,832,391	25.7	(71,058)	(1.2)
Private Financial and Capital Markets Group	1,697,100	6.8	1,635,367	6.8	1,513,437	6.6	183,663	12.1
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$24,920,826	100.0%	$24,147,587	100.0%	$22,664,281	100.0%	$2,256,545	10.0%

N.M., not a meaningful value.

(1)	Sum of automobile loans and leases and operating lease assets.

(2)	Prior period amounts have been reclassified to conform to the current period business segment structure. Effective June 30, 2005, the Capital Markets Group was removed from Treasury / Other and combined with the Private Financial Group (PFG), prior period amounts have been reclassified.

(3)	Includes operating lease equipment.

(4)	Includes operating lease inventory and securitized loans.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2005		2004				June ’05 vs ’04
(in thousands of dollars)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits - non-interest bearing	$3,221,352	14.4%	$3,392,123	16.3%	$3,327,426	17.1%	$(106,074)	(3.2)%
Demand deposits - interest bearing	7,674,807	34.4	7,786,377	37.5	7,124,144	36.6	550,663	7.7
Savings and other domestic time deposits	3,332,728	14.9	3,502,552	16.9	3,605,778	18.5	(273,050)	(7.6)
Retail certificates of deposit	3,032,957	13.6	2,466,965	11.9	2,412,178	12.4	620,779	25.7

Total core deposits	17,261,844	77.3	17,148,017	82.6	16,469,526	84.6	792,318	4.8
Domestic time deposits of $100,000 or more	1,177,271	5.3	1,081,660	5.2	808,415	4.2	368,856	45.6
Brokered deposits and negotiable CDs	3,459,645	15.5	2,097,537	10.1	1,679,099	8.6	1,780,546	N.M.
Deposits in foreign offices	431,816	1.9	440,947	2.1	508,106	2.6	(76,290)	(15.0)

Total deposits	$22,330,576	100.0%	$20,768,161	100.0%	$19,465,146	100.0%	$2,865,430	14.7%

Total core deposits:
Commercial	$5,399,412	31.3%	$5,293,666	30.9%	$5,080,250	30.8%	$319,162	6.3%
Personal	11,862,432	68.7	11,854,351	69.1	11,389,276	69.2	473,156	4.2

Total core deposits	$17,261,844	100.0%	$17,148,017	100.0%	$16,469,526	100.0%	$792,318	4.8%

By Business Segment (1)
Regional Banking:
Central Ohio	$4,830,088	21.6%	$4,695,464	22.6%	$4,619,437	23.7%	$210,651	4.6%
Northern Ohio	3,964,220	17.8	4,068,385	19.6	3,771,145	19.4	193,075	5.1
Southern Ohio / Kentucky	1,823,532	8.2	1,742,353	8.4	1,557,288	8.0	266,244	17.1
West Michigan	2,599,452	11.6	2,643,510	12.7	2,598,397	13.3	1,055	0.0
East Michigan	2,241,112	10.0	2,222,191	10.7	2,078,967	10.7	162,145	7.8
West Virginia	1,412,290	6.3	1,375,151	6.6	1,368,951	7.0	43,339	3.2
Indiana	772,256	3.5	663,927	3.2	667,501	3.4	104,755	15.7

Regional Banking	17,642,950	79.0	17,410,981	83.8	16,661,686	85.5	981,264	5.9
Dealer Sales	68,470	0.3	74,969	0.4	70,595	0.4	(2,125)	(3.0)
Private Financial and Capital Markets Group	1,159,189	5.2	1,176,303	5.7	1,017,115	5.2	142,074	14.0
Treasury / Other (2)	3,459,967	15.5	2,105,908	10.1	1,715,750	8.9	1,744,217	N.M.

Total deposits	$22,330,576	100.0%	$20,768,161	100.0%	$19,465,146	100.0%	$2,865,430	14.7%

N.M., not a meaningful value.

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure. Effective June 30, 2005, the Capital Markets Group was removed from Treasury / Other and combined with the Private Financial Group (PFG), prior period amounts have been reclassified.

(2)	Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2005		2004			2Q05 vs 2Q04
(in millions of dollars)	Second	First	Fourth	Third	Second	Amount	Percent

Assets
Interest bearing deposits in banks	$54	$53	$60	$55	$69	$(15)	(21.7)%
Trading account securities	236	200	228	148	28	208	N.M.
Federal funds sold and securities purchased under resale agreements	225	475	695	318	168	57	33.9
Loans held for sale	276	203	229	283	254	22	8.7
Investment securities:
Taxable	3,589	3,932	3,858	4,340	4,861	(1,272)	(26.2)
Tax-exempt	411	409	404	398	410	1	0.2

Total investment securities	4,000	4,341	4,262	4,738	5,271	(1,271)	(24.1)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	4,901	4,710	4,503	4,298	4,555	346	7.6
Construction	1,678	1,642	1,577	1,514	1,272	406	31.9
Commercial	1,905	1,883	1,852	1,913	1,919	(14)	(0.7)

Middle market commercial real estate	3,583	3,525	3,429	3,427	3,191	392	12.3
Small business commercial and industrial and commercial real estate	2,230	2,183	2,136	2,081	2,018	212	10.5

Total commercial	10,714	10,418	10,068	9,806	9,764	950	9.7

Consumer:
Automobile loans	2,069	2,008	1,913	1,857	2,337	(268)	(11.5)
Automobile leases	2,468	2,461	2,388	2,250	2,139	329	15.4

Automobile loans and leases	4,537	4,469	4,301	4,107	4,476	61	1.4
Home equity	4,636	4,570	4,489	4,337	4,107	529	12.9
Residential mortgage	4,080	3,919	3,695	3,484	2,986	1,094	36.6
Other loans	491	480	479	461	434	57	13.1

Total consumer	13,744	13,438	12,964	12,389	12,003	1,741	14.5

Total loans and leases	24,458	23,856	23,032	22,195	21,767	2,691	12.4
Allowance for loan and lease losses	(270)	(282)	(283)	(288)	(310)	40	12.9

Net loans and leases	24,188	23,574	22,749	21,907	21,457	2,731	12.7

Total earning assets	29,249	29,128	28,506	27,737	27,557	1,692	6.1

Operating lease assets	409	529	648	800	977	(568)	(58.1)
Cash and due from banks	865	909	880	928	772	93	12.0
Intangible assets	218	218	216	216	216	2	0.9
All other assets	2,149	2,079	2,094	2,066	2,101	48	2.3

Total Assets	$32,620	$32,581	$32,061	$31,459	$31,313	$1,307	4.2%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,352	$3,314	$3,401	$3,276	$3,223	$129	4.0%
Demand deposits — interest bearing	7,677	7,925	7,658	7,384	7,168	509	7.1
Savings and other domestic time deposits	3,230	3,309	3,395	3,436	3,439	(209)	(6.1)
Retail certificates of deposit	2,720	2,496	2,454	2,414	2,400	320	13.3

Total core deposits	16,979	17,044	16,908	16,510	16,230	749	4.6
Domestic time deposits of $100,000 or more	1,248	1,249	990	886	795	453	57.0
Brokered deposits and negotiable CDs	3,249	2,728	1,948	1,755	1,737	1,512	87.0
Deposits in foreign offices	434	442	465	476	542	(108)	(19.9)

Total deposits	21,910	21,463	20,311	19,627	19,304	2,606	13.5
Short-term borrowings	1,301	1,179	1,302	1,342	1,396	(95)	(6.8)
Federal Home Loan Bank advances	1,136	1,196	1,270	1,270	1,270	(134)	(10.6)
Subordinated notes and other long-term debt	4,100	4,517	5,099	5,244	5,623	(1,523)	(27.1)

Total interest bearing liabilities	25,095	25,041	24,581	24,207	24,370	725	3.0

All other liabilities	1,554	1,699	1,598	1,564	1,397	157	11.2
Shareholders’ equity	2,619	2,527	2,481	2,412	2,323	296	12.7

Total Liabilities and Shareholders’ Equity	$32,620	$32,581	$32,061	$31,459	$31,313	$1,307	4.2%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2005		2004
Fully taxable equivalent basis (1)	Second	First	Fourth	Third	Second

Assets
Interest bearing deposits in banks	1.47%	1.88%	1.61%	0.91%	1.05%
Trading account securities	3.94	4.14	4.15	4.44	3.02
Federal funds sold and securities purchased under resale agreements	2.76	2.36	1.99	1.53	1.21
Loans held for sale	6.04	5.55	5.69	5.25	5.17
Investment securities:
Taxable	4.13	3.87	3.77	3.83	3.83
Tax-exempt	6.76	6.73	6.89	7.06	7.07

Total investment securities	4.40	4.14	4.07	4.10	4.09
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	5.65	5.02	4.80	4.46	4.05
Construction	5.70	5.13	4.65	4.13	3.73
Commercial	5.44	5.15	4.80	4.45	4.20

Middle market commercial real estate	5.56	5.14	4.73	4.31	4.02
Small business commercial and industrial and commercial real estate	5.99	5.81	5.67	5.45	5.33

Total commercial	5.69	5.23	4.96	4.62	4.30

Consumer:
Automobile loans	6.57	6.83	7.31	7.65	7.20
Automobile leases	4.91	4.92	5.00	5.02	5.06

Automobile loans and leases	5.67	5.78	6.02	6.21	6.17
Home equity	6.24	5.77	5.30	4.84	4.75
Residential mortgage	5.37	5.36	5.53	5.48	5.40
Other loans	6.22	6.42	6.87	6.54	6.21

Total consumer	5.79	5.67	5.66	5.54	5.49

Total loans and leases	5.75	5.48	5.34	5.12	4.95

Total earning assets	5.52%	5.21%	5.05%	4.89%	4.76%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits - non-interest bearing	—%	—%	—%	—%	—%
Demand deposits interest bearing	1.64	1.45	1.21	1.06	0.94
Savings and other domestic time deposits	1.34	1.27	1.26	1.24	1.23
Retail certificates of deposit	3.49	3.43	3.38	3.32	3.27

Total core deposits	1.94	1.76	1.62	1.52	1.45
Domestic time deposits of $100,000 or more	3.27	2.92	2.51	2.40	2.37
Brokered deposits and negotiable CDs	3.25	2.80	2.26	1.84	1.57
Deposits in foreign offices	1.95	1.41	0.98	0.83	0.76

Total deposits	2.26	1.99	1.73	1.58	1.48
Short-term borrowings	2.16	1.66	1.17	0.92	0.80
Federal Home Loan Bank advances	3.02	2.90	2.68	2.60	2.52
Subordinated notes and other long-term debt	3.91	3.39	2.67	2.62	2.24

Total interest bearing liabilities	2.56%	2.27%	1.94%	1.82%	1.66%

Net interest rate spread	2.96%	2.94%	3.11%	3.07%	3.10%
Impact of non-interest bearing funds on margin	0.40	0.37	0.27	0.23	0.19

Net interest margin	3.36%	3.31%	3.38%	3.30%	3.29%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
  And Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2005		2004			2Q05 vs 2Q04
(in millions of dollars)	Second	First	Fourth	Third	Second	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$6,537	$6,371	$6,137	$5,855	$5,309	$1,228	23.1%
Northern Ohio	2,921	2,867	2,810	2,747	2,689	232	8.6
Southern Ohio / Kentucky	2,067	1,967	1,862	1,794	1,729	338	19.5
West Michigan	2,366	2,297	2,255	2,230	2,194	172	7.8
East Michigan	1,479	1,444	1,402	1,376	1,334	145	10.9
West Virginia	907	878	875	840	811	96	11.8
Indiana	1,022	980	906	835	782	240	30.7

Regional Banking	17,299	16,804	16,247	15,677	14,848	2,451	16.5
Dealer Sales	5,496	5,410	5,204	4,982	5,436	60	1.1
Private Financial and Capital Markets Group	1,663	1,642	1,581	1,536	1,483	180	12.1
Treasury / Other	—	—	—	—	—	—	—
Total loans and direct financing leases	$24,458	$23,856	$23,032	$22,195	$21,767	$2,691	12.4%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,751	$4,658	$4,557	$4,411	$4,470	$281	6.3%
Northern Ohio	3,931	4,085	4,028	3,937	3,696	235	6.4
Southern Ohio / Kentucky	1,750	1,764	1,665	1,573	1,515	235	15.5
West Michigan	2,638	2,684	2,672	2,641	2,612	26	1.0
East Michigan	2,270	2,298	2,199	2,132	2,063	207	10.0
West Virginia	1,387	1,367	1,359	1,373	1,321	66	5.0
Indiana	723	698	679	665	657	66	10.0

Regional Banking	17,450	17,554	17,159	16,732	16,334	1,116	6.8
Dealer Sales	69	71	72	72	72	(3)	(4.2)
Private Financial and Capital Markets Group	1,134	1,094	1,116	1,049	1,064	70	6.6
Treasury / Other	3,257	2,744	1,964	1,774	1,834	1,423	77.6

Total deposits	$21,910	$21,463	$20,311	$19,627	$19,304	$2,606	13.5%

(1)	Prior period amounts have been reclassified to conform to the current period business segment structure. Effective June 30, 2005, the Capital Markets Group was removed from Treasury / Other and combined with the Private Financial Group (PFG), prior period amounts have been reclassified.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2005		2004			2Q05 vs 2Q04
(in thousands of dollars, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent

Interest income	$402,326	$376,105	$359,215	$338,002	$324,167	$78,159	24.1%
Interest expense	160,426	140,907	120,147	110,944	101,604	58,822	57.9

Net interest income	241,900	235,198	239,068	227,058	222,563	19,337	8.7
Provision for credit losses	12,895	19,874	12,654	11,785	5,027	7,868	N.M.

Net interest income after provision for credit losses	229,005	215,324	226,414	215,273	217,536	11,469	5.3

Operating lease income	38,097	46,732	55,106	64,412	78,706	(40,609)	(51.6)
Service charges on deposit accounts	41,516	39,418	41,747	43,935	43,596	(2,080)	(4.8)
Trust services	19,113	18,196	17,315	17,064	16,708	2,405	14.4
Brokerage and insurance income	13,544	13,026	12,879	13,200	13,523	21	0.2
Bank owned life insurance income	10,139	10,104	10,484	10,019	11,309	(1,170)	(10.3)
Other service charges and fees	11,252	10,159	10,617	10,799	10,645	607	5.7
Mortgage banking income (loss)	(2,376)	12,061	8,822	4,448	23,322	(25,698)	N.M.
Securities gains (losses)	(343)	957	2,100	7,803	(9,230)	8,887	96.3
Gain on sales of automobile loans	254	—	—	312	4,890	(4,636)	(94.8)
Other income	24,974	17,397	23,870	17,899	24,659	315	1.3

Total non-interest income	156,170	168,050	182,940	189,891	218,128	(61,958)	(28.4)

Personnel costs	124,090	123,981	122,738	121,729	119,715	4,375	3.7
Operating lease expense	28,879	37,948	48,320	54,885	62,563	(33,684)	(53.8)
Net occupancy	17,257	19,242	26,082	16,838	16,258	999	6.1
Outside data processing and other services	18,113	18,770	18,563	17,527	17,563	550	3.1
Equipment	15,637	15,863	15,733	15,295	16,228	(591)	(3.6)
Professional services	9,347	9,459	9,522	12,219	7,836	1,511	19.3
Marketing	7,441	6,454	5,581	5,000	8,069	(628)	(7.8)
Telecommunications	4,801	4,882	4,596	5,359	4,638	163	3.5
Printing and supplies	3,293	3,094	3,148	3,201	3,098	195	6.3
Amortization of intangibles	204	204	205	204	204	—	—
Restructuring reserve releases	—	—	—	(1,151)	—	—	—
Other expense	19,074	18,380	26,526	22,317	25,981	(6,907)	(26.6)

Total non-interest expense	248,136	258,277	281,014	273,423	282,153	(34,017)	(12.1)

Income before income taxes	137,039	125,097	128,340	131,741	153,511	(16,472)	(10.7)
Provision for income taxes	30,614	28,578	37,201	38,255	43,384	(12,770)	(29.4)

Net income	$106,425	$96,519	$91,139	$93,486	$110,127	$(3,702)	(3.4)%

Average common shares — diluted	235,671	235,053	235,502	234,348	232,659	3,012	1.3%

Per common share
Net income — diluted	$0.45	$0.41	$0.39	$0.40	$0.47	$(0.02)	(4.3)
Cash dividends declared	0.215	0.200	0.200	0.200	0.175	0.040	22.9

Return on average total assets	1.31%	1.20%	1.13%	1.18%	1.41%	(0.10)%	(7.1)
Return on average total shareholders’ equity	16.3	15.5	14.6	15.4	19.1	(2.8)	(14.7)
Net interest margin (1)	3.36	3.31	3.38	3.30	3.29	0.07	2.1
Efficiency ratio (2)	61.8	63.7	66.4	66.3	62.3	(0.5)	(0.8)
Effective tax rate	22.3	22.8	29.0	29.0	28.3	(6.0)	(21.2)

Revenue - fully taxable equivalent (FTE)
Net interest income	$241,900	$235,198	$239,068	$227,058	$222,563	$19,337	8.7
FTE adjustment	2,961	2,861	2,847	2,864	2,919	42	1.4

Net interest income (1)	244,861	238,059	241,915	229,922	225,482	19,379	8.6
Non-interest income	156,170	168,050	182,940	189,891	218,128	(61,958)	(28.4)

Total revenue (1)	$401,031	$406,109	$424,855	$419,813	$443,610	$(42,579)	(9.6)%

N.M., not a meaningful value.

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2005		2004
(in thousands of dollars)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$264,390	$271,211	$282,650	$286,935	$295,377

Loan and lease losses	(25,733)	(37,213)	(31,737)	(26,366)	(30,845)
Recoveries of loans previously charged off	9,469	8,941	10,824	9,886	18,330

Net loan and lease losses	(16,264)	(28,272)	(20,913)	(16,480)	(12,515)

Provision for loan and lease losses	13,247	21,451	9,474	12,971	5,923
Economic reserve transfer	(6,253)	—	—	—	—
Allowance of assets sold and securitized	(336)	—	—	(776)	(1,850)

Allowance for loan and lease losses, end of period	$254,784	$264,390	$271,211	$282,650	$286,935

Allowance for unfunded loan commitments and letters of credit, beginning of period	$31,610	$33,187	$30,007	$31,193	$32,089

Provision for unfunded loan commitments and letters of credit losses	(352)	(1,577)	3,180	(1,186)	(896)
Economic reserve transfer	6,253	—	—	—	—

Allowance for unfunded loan commitments and letters of credit, end of period	$37,511	$31,610	$33,187	$30,007	$31,193

Total allowances for credit losses	$292,295	$296,000	$304,398	$312,657	$318,128

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.77%	0.81%	0.78%	0.84%	0.86%
Economic reserve	0.22	0.27	0.32	0.33	0.36
Specific reserve	0.05	0.01	0.05	0.08	0.10

Total loans and leases	1.04%	1.09%	1.15%	1.25%	1.32%

Non-performing loans and leases (NPLs)	304	441	424	417	464
Non-performing assets (NPAs)	262	361	250	351	384

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.19%	1.22%	1.29%	1.38%	1.46%
Non-performing loans and leases	349	494	476	461	515
Non-performing assets	300	404	280	389	426

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2005		2004
(in thousands of dollars)	Second	First	Fourth	Third	Second

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$1,312	$14,092	$1,239	$(102)	$(3,642)
Construction	(134)	(51)	704	(19)	276
Commercial	2,269	(152)	1,834	1,490	2,222

Middle market commercial real estate	2,135	(203)	2,538	1,471	2,498

Small business commercial and industrial and commercial real estate	2,141	2,283	1,386	1,195	1,281

Total commercial	5,588	16,172	5,163	2,564	137

Consumer:
Automobile loans	1,664	3,216	4,406	5,142	5,604
Automobile leases	2,123	3,014	3,104	2,415	2,159

Automobile loans and leases	3,787	6,230	7,510	7,557	7,763
Home equity	5,065	3,963	5,346	4,259	2,569
Residential mortgage	430	439	608	534	302
Other loans	1,394	1,468	2,286	1,566	1,744

Total consumer	10,676	12,100	15,750	13,916	12,378

Total net charge-offs	$16,264	$28,272	$20,913	$16,480	$12,515

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	0.11%	1.20%	0.11%	(0.01)%	(0.32)%
Construction	(0.03)	(0.01)	0.18	(0.01)	0.09
Commercial	0.48	(0.03)	0.40	0.31	0.46

Middle market commercial real estate	0.24	(0.02)	0.30	0.17	0.31

Small business commercial and industrial and commercial real estate	0.38	0.42	0.26	0.23	0.25

Total commercial	0.21	0.62	0.21	0.10	0.01

Consumer:
Automobile loans	0.32	0.64	0.92	1.11	0.96
Automobile leases	0.34	0.49	0.52	0.43	0.40

Automobile loans and leases	0.33	0.56	0.70	0.74	0.69
Home equity	0.44	0.35	0.48	0.39	0.25
Residential mortgage	0.04	0.04	0.07	0.06	0.04
Other loans	1.14	1.22	1.91	1.36	1.62

Total consumer	0.31	0.36	0.49	0.45	0.41

Net charge-offs as a % of average loans	0.27%	0.47%	0.36%	0.30%	0.23%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2005		2004
(in thousands of dollars)	June 30,	March 31,	December 31,	September 30,	June 30,

Non-accrual loans and leases:
Middle market commercial and industrial	$26,856	$16,993	$24,179	$20,098	$24,336
Middle market commercial real estate	15,331	6,682	4,582	14,717	11,122
Small business commercial and industrial and commercial real estate	19,788	16,387	14,601	12,087	12,368
Residential mortgage	14,137	12,498	13,545	13,197	13,952
Home equity (1)	7,748	7,333	7,055	7,685	—

Total non-performing loans and leases	83,860	59,893	63,962	67,784	61,778

Other real estate, net:
Residential	10,758	10,571	8,762	8,840	8,851
Commercial (2)	2,800	2,839	35,844	3,852	4,067

Total other real estate, net	13,558	13,410	44,606	12,692	12,918

Total non-performing assets	$97,418	$73,303	$108,568	$80,476	$74,696

Non-performing loans and leases as a % of total loans and leases	0.34%	0.25%	0.27%	0.30%	0.28%

Non-performing assets as a % of total loans and leases and other real estate	0.40	0.30	0.46	0.36	0.34

Accruing loans and leases past due 90 days or more (1)	$53,371	$50,086	$54,283	$53,456	$51,490

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.22%	0.21%	0.23%	0.24%	0.24%

	2005		2004
(in thousands of dollars)	Second	First	Fourth	Third	Second

Non-performing assets, beginning of period	$73,303	$108,568	$80,476	$74,696	$91,694
New non-performing assets (1) (2)	47,420	33,607	61,684	22,740	25,727
Returns to accruing status	(250)	(3,838)	(2,248)	—	(1,493)
Loan and lease losses	(6,578)	(17,281)	(8,578)	(5,424)	(12,872)
Payments	(11,925)	(10,404)	(8,829)	(10,202)	(13,571)
Sales (2)	(4,552)	(37,349)	(13,937)	(1,334)	(14,789)

Non-performing assets, end of period	$97,418	$73,303	$108,568	$80,476	$74,696

(1)	As of September 30, 2004, the Company adopted a policy, consistent with its policy for residential mortgage loans, of placing home equity loans and lines on non-accrual status when they become greater than 180 days past due. In prior quarters, these balances were included in “Accruing loans and leases past due 90 days or more.”

(2)	At December 31, 2004, other real estate owned included $35.7 million of properties that related to the work-out of $5.9 million of mezzanine loans. These properties were subject to $29.8 million of non-recourse debt to another financial institution. Both properties were sold in the first quarter of 2005.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)

Quarterly common stock summary

	2005		2004
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High (1)	$24.750	$24.780	$25.380	$25.150	$23.120
Low (1)	22.570	22.150	23.110	22.700	20.890
Close	24.140	23.900	24.740	24.910	22.980
Average closing price	23.771	23.216	24.241	24.105	22.050

Dividends, per share
Cash dividends declared on common stock	$0.215	$0.200	$0.200	$0.200	$0.175

Common shares outstanding
Average - basic	232,217	231,824	231,147	229,848	229,429
Average - diluted	235,671	235,053	235,502	234,348	232,659
Ending	230,842	232,192	231,605	230,153	229,476
Book value per share	$11.40	$11.15	$10.96	$10.69	$10.40

Common share repurchase program
Number of shares repurchased	1,818	—	—	—	—

Capital adequacy

	2005		2004
(in millions of dollars)	June 30,	March 31,	December 31,	September 30,	June 30,

Total risk-weighted assets (2)	$30,006	$30,267	$29,542	$28,679	$28,416

Tier 1 leverage ratio (2)	8.52%	8.45%	8.42%	8.36%	8.20%
Tier 1 risk-based capital ratio (2)	9.20	9.04	9.08	9.10	8.98
Total risk-based capital ratio (2)	12.41	12.33	12.48	12.53	12.56

Tangible equity / asset ratio	7.36	7.42	7.18	7.11	6.95
Tangible equity / risk-weighted assets ratio (2)	8.04	7.84	7.86	7.83	7.64
Average equity / average assets	8.03	7.76	7.74	7.67	7.42

Other data
Number of employees (full-time equivalent)	7,713	7,813	7,812	7,906	8,045
Number of domestic full-service banking offices (3)	344	343	342	341	341

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	Second quarter 2005 figures are estimated.

(3)	Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance
(Unaudited)

	2005		2004			2Q05 vs 2Q04
(in thousands of dollars)	Second	First	Fourth	Third	Second	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$408,798	$529,245	$647,970	$800,145	$976,626	$(567,828)	(58.1)%

Income Statement:
Net rental income	$34,562	$43,554	$51,016	$60,267	$72,402	$(37,840)	(52.3)%
Fees	1,773	1,857	2,111	2,965	4,838	(3,065)	(63.4)
Recoveries - early terminations	1,762	1,321	1,979	1,180	1,466	296	20.2

Total operating lease income	38,097	46,732	55,106	64,412	78,706	(40,609)	(51.6)

Depreciation and residual losses at termination	26,560	34,703	45,293	49,917	57,412	(30,852)	(53.7)
Losses - early terminations	2,319	3,245	3,027	4,968	5,151	(2,832)	(55.0)

Total operating lease expense	28,879	37,948	48,320	54,885	62,563	(33,684)	(53.8)

Net earnings contribution	$9,218	$8,784	$6,786	$9,527	$16,143	$(6,925)	(42.9)%

Earnings ratios (1)
Net rental income	33.8%	32.9%	31.5%	30.1%	29.7%	4.1%	13.8%
Depreciation and residual losses at termination	26.0	26.2	28.0	25.0	23.5	2.5	10.6

Definition of term(s):

Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Six Months Ending June 30,		Change
(in millions of dollars)	2005	2004	Amount	Percent

Assets
Interest bearing deposits in banks	$54	$74	$(20)	(27.0)%
Trading account securities	218	22	196	N.M.
Federal funds sold and securities purchased under resale agreements	349	130	219	N.M.
Loans held for sale	240	231	9	3.9
Investment securities:
Taxable	3,759	4,753	(994)	(20.9)
Tax-exempt	410	423	(13)	(3.1)

Total investment securities	4,169	5,176	(1,007)	(19.5)
Loans and leases: (1)
Commercial:
Middle market commercial and industrial	4,806	4,498	308	6.8
Construction	1,659	1,274	385	30.2
Commercial	1,894	1,896	(2)	(0.1)

Middle market commercial real estate	3,553	3,170	383	12.1
Small business commercial and industrial and commercial real estate	2,207	1,996	211	10.6

Total commercial	10,566	9,664	902	9.3

Consumer:
Automobile loans	2,038	2,689	(651)	(24.2)
Automobile leases	2,465	2,064	401	19.4

Automobile loans and leases	4,503	4,753	(250)	(5.3)
Home equity	4,603	3,959	644	16.3
Residential mortgage	4,000	2,830	1,170	41.3
Other loans	486	429	57	13.3

Total consumer	13,592	11,971	1,621	13.5

Total loans and leases	24,158	21,635	2,523	11.7
Allowance for loan and lease losses	(276)	(311)	35	11.3

Net loans and leases	23,882	21,324	2,558	12.0

Total earning assets	29,188	27,268	1,920	7.0

Operating lease assets	469	1,070	(601)	(56.2)
Cash and due from banks	887	756	131	17.3
Intangible assets	218	217	1	0.5
All other assets	2,115	2,075	40	1.9

Total Assets	$32,601	$31,075	$1,526	4.9%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,333	$3,120	$213	6.8%
Demand deposits — interest bearing	7,800	6,889	911	13.2
Savings and other domestic time deposits	3,266	3,447	(181)	(5.3)
Retail certificates of deposit	2,609	2,400	209	8.7

Total core deposits	17,008	15,856	1,152	7.3
Domestic time deposits of $100,000 or more	1,249	792	457	57.7
Brokered deposits and negotiable CDs	2,995	1,822	1,173	64.4
Deposits in foreign offices	438	545	(107)	(19.6)

Total deposits	21,690	19,015	2,675	14.1
Short-term borrowings	1,240	1,499	(259)	(17.3)
Federal Home Loan Bank advances	1,166	1,272	(106)	(8.3)
Subordinated notes and other long-term debt	4,308	5,590	(1,282)	(22.9)

Total interest bearing liabilities	25,071	24,256	815	3.4

All other liabilities	1,624	1,398	226	16.2
Shareholders’ equity	2,573	2,301	272	11.8

Total Liabilities and Shareholders’ Equity	$32,601	$31,075	$1,526	4.9%

N.M., not a meaningful value.

(1)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates
	Six Months Ending June 30,
Fully Taxable Equivalent basis (1)	2005	2004

Assets
Interest bearing deposits in banks	1.67%	0.88%
Trading account securities	4.03	3.36
Federal funds sold and securities purchased under resale agreements	2.49	1.28
Loans held for sale	5.83	5.25
Investment securities:
Taxable	3.99	3.94
Tax-exempt	6.75	6.97

Total investment securities	4.26	4.19
Loans and leases:
Commercial:
Middle market commercial and industrial	5.34	4.19
Construction	5.42	3.70
Commercial	5.30	4.26

Middle market commercial real estate	5.35	4.03
Small business commercial and industrial and commercial real estate	5.90	5.40

Total commercial	5.46	4.39

Consumer:
Automobile loans	6.70	7.05
Automobile leases	4.91	5.02

Automobile loans and leases	5.72	6.17
Home equity	6.01	4.88
Residential mortgage	5.36	5.37
Other loans	6.32	7.37

Total consumer	5.73	5.51

Total loans and leases	5.62	5.00

Total earning assets	5.37%	4.83%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	1.54	0.92
Savings and other domestic time deposits	1.30	1.32
Retail certificates of deposit	3.46	3.37

Total core deposits	1.85	1.49
Domestic time deposits of $100,000 or more	3.10	2.26
Brokered deposits and negotiable CDs	3.05	1.54
Deposits in foreign offices	1.69	0.74

Total deposits	2.13	1.51
Short-term borrowings	1.91	0.82
Federal Home Loan Bank advances	2.96	2.51
Subordinated notes and other long-term debt	3.64	2.28

Total interest bearing liabilities	2.42	1.68

Net interest rate spread	2.95	3.15
Impact of non-interest bearing funds on margin	0.39	0.17

Net interest margin	3.34%	3.32%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 15 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statements
(Unaudited)

	Six Months Ended June 30,		Change

(in thousands of dollars, except per share amounts)	2005	2004	Amount	Percent

Interest income	$778,431	$650,098	$128,333	19.7%
Interest expense	301,333	204,850	96,483	47.1

Net interest income	477,098	445,248	31,850	7.2
Provision for credit losses	32,769	30,623	2,146	7.0

Net interest income after provision for credit losses	444,329	414,625	29,704	7.2

Operating lease income	84,829	167,573	(82,744)	(49.4)
Service charges on deposit accounts	80,934	85,433	(4,499)	(5.3)
Trust services	37,309	33,031	4,278	13.0
Brokerage and insurance income	26,570	28,720	(2,150)	(7.5)
Bank owned life insurance income	20,243	21,794	(1,551)	(7.1)
Other service charges and fees	21,411	20,158	1,253	6.2
Mortgage banking income	9,685	19,026	(9,341)	(49.1)
Securities gains	614	5,860	(5,246)	(89.5)
Gain on sales of automobile loans	254	13,894	(13,640)	(98.2)
Other income	42,371	50,278	(7,907)	(15.7)

Total non-interest income	324,220	445,767	(121,547)	(27.3)

Personnel costs	248,071	241,339	6,732	2.8
Operating lease expense	66,827	133,273	(66,446)	(49.9)
Net occupancy	36,499	33,021	3,478	10.5
Outside data processing and other services	36,883	36,025	858	2.4
Equipment	31,500	32,314	(814)	(2.5)
Professional services	18,806	15,135	3,671	24.3
Marketing	13,895	15,908	(2,013)	(12.7)
Telecommunications	9,683	9,832	(149)	(1.5)
Printing and supplies	6,387	6,114	273	4.5
Amortization of intangibles	408	408	—	—
Other expense	37,454	44,438	(6,984)	(15.7)

Total non-interest expense	506,413	567,807	(61,394)	(10.8)

Income before income taxes	262,136	292,585	(30,449)	(10.4)
Provision for income taxes	59,192	78,285	(19,093)	(24.4)

Net income	$202,944	$214,300	$(11,356)	(5.3)%

Average common shares - diluted	235,362	232,787	2,575	1.1%

Per common share
Net income per common share - diluted	$0.86	$0.92	$(0.06)	(6.5)%
Cash dividends declared	0.415	0.350	0.065	18.6

Return on average total assets	1.26%	1.39%	(0.13)%	(9.4)%
Return on average total shareholders’ equity	15.9	18.7	(2.8)	(15.0)
Net interest margin (1)	3.34	3.32	0.02	0.6
Efficiency ratio (2)	62.7	63.7	(1.0)	(1.6)
Effective tax rate	22.6	26.8	(4.20)	(15.7)

Revenue - fully taxable equivalent (FTE)
Net interest income	$477,098	$445,248	$31,850	7.2%
FTE adjustment (1)	5,822	5,942	(120)	(2.0)

Net interest income	482,920	451,190	31,730	7.0
Non-interest income	324,220	445,767	(121,547)	(27.3)

Total revenue	$807,140	$896,957	$(89,817)	(10.0)%

N.M., not a meaningful value.

(1) On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2) Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,

(in thousands of dollars)	2005	2004

Allowance for loan and lease losses, beginning of period	$271,211	$299,732

Loan and lease losses	(62,946)	(68,012)
Recoveries of loans previously charged off	18,410	26,870

Net loan and lease losses	(44,536)	(41,142)

Provision for loan and lease losses	34,698	34,952
Economic reserve transfer	(6,253)	—
Allowance of assets sold and securitized	(336)	(6,607)

Allowance for loan and lease losses, end of period	$254,784	$286,935

Allowance for unfunded loan commitments and letters of credit, beginning of period	$33,187	$35,522

Provision for unfunded loan commitments and letters of credit losses	(1,929)	(4,329)
Economic reserve transfer	6,253	—

Allowance for unfunded loan commitments and letters of credit, end of period	$37,511	$31,193

Total allowances for credit losses	$292,295	$318,128

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,

(in thousands of dollars)	2005	2004

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$15,404	$783
Construction	(185)	1,780
Commercial	2,117	2,182

Middle market commercial real estate	1,932	3,962

Small business commercial and industrial
and commercial real estate	4,424	2,985

Total commercial	21,760	7,730

Consumer:
Automobile loans	4,880	19,026
Automobile leases	5,137	5,318

Automobile loans and leases	10,017	24,344
Home equity	9,028	5,469
Residential mortgage	869	618
Other loans	2,862	2,981

Total consumer	22,776	33,412

Total net charge-offs	$44,536	$41,142

Net charge-offs - annualized percentages:
Commercial:
Middle market commercial and industrial	0.64%	0.03%
Construction	(0.02)	0.28
Commercial	0.22	0.23

Middle market commercial real estate	0.11	0.25

Small business commercial and industrial	—	—
and commercial real estate	0.40	0.30

Total commercial	0.41	0.16

Consumer:
Automobile loans	0.48	1.42
Automobile leases	0.42	0.52

Automobile loans and leases	0.44	1.02
Home equity	0.39	0.28
Residential mortgage	0.04	0.04
Other loans	1.18	1.39

Total consumer	0.34	0.56

Net charge-offs as a % of average loans	0.37%	0.38%

Huntington Bancshares Incorporated
Year To Date Operating Lease Performance
(Unaudited)

	Six Months Ended June 30,		2005 vs 2004

(in thousands of dollars)	2005	2004	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$468,688	$1,071,386	$(602,698)	(56.3)%

Income Statement:
Net rental income	$78,116	$155,919	$(77,803)	(49.9)
Fees	3,630	8,381	(4,751)	(56.7)
Recoveries - early terminations	3,083	3,273	(190)	(5.8)

Total operating lease income	84,829	167,573	(82,744)	(49.4)

Depreciation and residual losses at termination	61,263	121,235	(59,972)	(49.5)
Losses - early terminations	5,564	12,038	(6,474)	(53.8)

Total operating lease expense	66,827	133,273	(66,446)	(49.9)

Net earnings contribution	$18,002	$34,300	$(16,298)	(47.5)%

Earnings ratios (1)
Net rental income	33.3%	29.1%	4.2%	14.4%
Depreciation and residual losses at termination	26.1	22.6	3.5	15.5

Definition of terms:
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.